UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2002

LookSmart, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Second Street, San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

(415) 348-7000
Registrant’s telephone number, including area code

Item 5.	Other Events.

On June 12, 2002, Robert Ryan resigned from the Company’s board of directors. On June 19, 2002, James Tananbaum and Mariann Byerwalter resigned from the Company’s board of directors.

Item 7.	Exhibits.

99.1	Press release dated June 24, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 24, 2002

Date
LOOKSMART, LTD. (Registrant)

By:	/S/ DIANNE DUBOIS
Diane Dubois , Chief Financial Officer